UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2023

Diversey Holdings, Ltd.

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-40293 (Commission File Number)	Not Applicable (IRS Employer Identification Number)

1300 Altura Road, Suite 125 Fort Mill, SC	29708
(Address of principal executive offices, including zip code)	(Zip Code)

(803)-746-2200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.0001 par value	DSEY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Diversey Holdings, Ltd., a Cayman Islands exempted company (the “Company”), previously announced its entry into the Agreement and Plan of Merger, dated as of March 8, 2023, by and among Olympus Water Holdings IV, L.P., a Cayman Islands exempted limited partnership (“Parent”), acting by its general partner, Olympus Water Holdings Limited, a Cayman Islands exempted company incorporated with limited liability, Diamond Merger Limited, a Cayman Islands exempted company and wholly owned subsidiary of Parent (“Merger Sub”), and the Company, providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of Platinum Equity, LLC.

In connection with the Merger, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) a preliminary proxy statement (the “Preliminary Proxy Statement”) on April 11, 2023, an amendment to the Preliminary Proxy Statement on May 5, 2023 (the “Amended Proxy Statement”), a definitive proxy statement on May 15, 2023 (as supplemented, the “Definitive Proxy Statement”) and a proxy statement supplement on May 16, 2023. As disclosed in the Amended Proxy Statement and Definitive Proxy Statement, the Company received four demand letters relating to the Merger on April 20, 2023, April 24, 2023, May 3, 2023, and May 4, 2023. Following the filing of the Definitive Proxy Statement and prior to the filing of this Current Report on Form 8-K, two lawsuits relating to the Merger were filed: Stephen Bushansky v. Diversey Holdings, Ltd., et al., Civil Action No. 1:23-cv-04135 (S.D.N.Y. May 18, 2023) and Brian Levy v. Diversey Holdings, Ltd., et al. Index 61399/2023 (S. Ct. N.Y., May 20, 2023) (together, the “Actions”). The Company also received nine additional demand letters relating to the Merger between May 19, 2023, and May 30, 2023, each from a purported individual shareholder of the Company (cumulatively with the demand letters disclosed in the Amended Proxy Statement and Definitive Proxy Statement dated April 20, 2023, April 24, 2023, May 3, 2023, and May 4, 2023, the “Demand Letters” and together with the Actions, the “Matters”). The Matters allege, among other things, that the defendants named therein violated Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended, and Rule 14a-9 promulgated thereunder because the Preliminary Proxy Statement or Definitive Proxy Statement allegedly omit or misstate certain material information, and/or were in breach of their obligations under state law, New York common law, and/or Cayman Islands common law. The Actions each seek, among other things, injunctive relief preventing the consummation of the Merger, rescission of the Merger if it is consummated, damages and attorneys’ fees.

The Company believes that the claims asserted in the Matters are without merit and that no supplemental disclosure is required under applicable law. However, in order to moot unmeritorious disclosure claims, to avoid the risk of the Matters delaying or adversely affecting the Merger and to minimize the costs, risks and uncertainties inherent in litigation, without admitting any liability or wrongdoing, the Company has determined to voluntarily supplement the Definitive Proxy Statement as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the Matters, including allegations that any additional disclosure was or is required, and believes that the supplemental disclosures contained herein are immaterial.

The Actions are not expected to affect the timing of the Company’s extraordinary general meeting of shareholders to be held for the purpose of voting upon, among other things, the Merger, which is scheduled to be held on June 8, 2023, or the amount of the consideration to be paid to the Company’s shareholders in connection with the Merger.

AMENDED AND SUPPLEMENTAL DISCLOSURES

The following disclosures in this Current Report on Form 8-K supplement the disclosures contained in the Definitive Proxy Statement and should be read in conjunction with the disclosures contained in the Definitive Proxy Statement, which in turn should be read in its entirety. All page references are to the Definitive Proxy Statement and terms used below, unless otherwise defined, shall have the meanings ascribed to such terms in the Definitive Proxy Statement. For clarity, new text added to the Definitive Proxy Statement is shown in bold, underlined text, and text deleted from the Definitive Proxy Statement is shown in stricken-through text.

The section of the Definitive Proxy Statement entitled “Special Factors—Background of the Merger” is hereby amended and supplemented as follows:

The last full paragraph on page 18 of the Definitive Proxy Statement is amended and supplemented as follows:

On August 3, 2022, the Company received a letter from Platinum and Solenis (the “August 3 Letter”) setting forth, on a non-binding basis, Platinum’s and Solenis’ interest in pursuing a take-private acquisition of the Company and a subsequent combination of the Company with Solenis at a price of $11.00 per Ordinary Share, in cash, subject to a number of terms and conditions. The August 3 Letter contemplated that one or more of the Company’s largest shareholders would invest in the transaction. The August 3 Letter did not contemplate any post-transaction employment for, nor any investment in the transaction (in their individual capacities) by, any directors or officers of the Company.

The third paragraph on page 20 of the Definitive Proxy Statement is amended and supplemented as follows:

On January 11, 2023, the Company received an updated proposal from Platinum and Solenis (the “January 11 Letter”) setting forth, on a non-binding basis, Platinum’s and Solenis’ interest in pursuing a revised take-private acquisition of the Company and subsequent combination of the Company and Solenis at a price of $7.50 per Ordinary Share, in cash. The January 11 Letter contemplated that the Bain Shareholder would rollover a portion of the Ordinary Shares owned by it into the combined entity, and indicated that the Bain Shareholder would be expected to execute a voting agreement in connection with the proposed transaction. The January 11 Letter did not contemplate any post-transaction employment for, nor any investment in the transaction (in their individual capacities) by, any directors or officers of the Company.

The section of the Definitive Proxy Statement entitled “Special Factors—Opinion of the Special Committee’s Financial Advisor” is hereby amended and supplemented as follows:

The last full paragraph on page 36 of the Definitive Proxy Statement is amended and supplemented as follows:

Evercore calculated terminal values for the Company by applying terminal multiples of 10.0x to 12.0x, which range was selected based on Evercore’s professional judgment and experience, to the Company’s estimated earnings before interest, taxes, depreciation and amortization (“EBITDA”) in fiscal year 2027 based on the Management Projections. The cash flows and terminal values in each case were then discounted to present value as of January 1, 2023, which was based upon Evercore’s professional judgment and experience, using discount rates ranging from 9.0% to 10.0%, which were based on an estimate of the Company’s weighted average cost of capital, and the mid-year cash flow discounting convention. Evercore estimated the Company’s weighted average cost of capital based on the application of the capital asset pricing model and its professional judgment given the nature of the Company’s business and its industry. Based on this range of implied enterprise values, the estimated Company Net Debt as of January 1, 2023 of approximately $1.841 billion, and the number of fully diluted Ordinary Shares of approximately 327.5 million shares as of January 1, 2023, in each case as provided by the Company’s management, this analysis indicated a range of implied equity values per Ordinary Share of $6.95 to $9.68, compared to the Merger Consideration of $8.40 per Ordinary Share. For purposes of Evercore’s analysis, “Company Net Debt” was calculated as (1) total debt of the Company, plus (2) tax-effected pension liability, plus (3) asset retirement obligations, less (4) cash and cash equivalents.

The paragraph spanning pages 36 and 37 of the Definitive Proxy Statement is amended and supplemented as follows:

Evercore calculated terminal values for the Company by applying perpetuity growth rates of 3.25% to 3.75%, which range was selected based on Evercore’s professional judgment and experience, to a terminal year estimate of the unlevered, after-tax free cash flows that the Company was forecasted to generate based on the Management Projections. The cash flows and terminal values in each case were then discounted to present value as of January 1, 2023, which was based upon Evercore’s professional judgment and experience, using discount rates ranging from 9.0% to 10.0%, which were based on an estimate of the Company’s weighted average cost of capital, and the mid-year cash flow discounting convention. Evercore estimated the Company’s weighted average cost of capital based on the application of the capital asset pricing model and its professional judgment given the nature of the Company’s business and its industry. Based on this range of implied enterprise values, the estimated Company Net Debt as of January 1, 2023 of approximately $1.841 billion, and the number of fully diluted Ordinary Shares of approximately 327.5 million shares as of January 1, 2023, in each case as provided by the Company’s management, this analysis indicated a range of implied equity values per Ordinary Share of $5.72 to $9.03, compared to the Merger Consideration of $8.40 per Ordinary Share.

The first paragraph on page 38 of the Definitive Proxy Statement is amended and supplemented as follows:

Based on the multiples it derived for the Selected Companies and based on its professional judgment and experience, Evercore applied a total enterprise value / EBITDA multiple reference range of 10.5x— 12.0x to the Company’s 2023E EBITDA based on the Management Projections. Based on this range of implied enterprise values, the Company’s estimated Company Net Debt as of January 1, 2023 of approximately $1.841 billion, and the number of fully diluted Ordinary Shares of approximately 327.5 million shares as of January 1, 2023, in each case as provided by the Company’s management, this analysis indicated a range of implied equity values per Ordinary Share of $6.25 to $7.95, compared to the Merger Consideration of $8.40 per Ordinary Share.

The fifth paragraph on page 40 of the Definitive Proxy Statement is amended and supplemented as follows:

In calculating the implied present value of the future price per Ordinary Share, Evercore first calculated the implied future enterprise value of the Company by multiplying the Company’s estimated NTM EBITDA for the 2026 fiscal year, based on the Management Projections, by an illustrative enterprise value to NTM EBITDA multiple range of 8.8x to 10.8x, which was selected based on Evercore’s professional judgment and experience, to derive an implied future enterprise value reference range for the Company as of December 31, 2025. Based on this range of implied enterprise values, and the Company Net Debt as of December 31, 2025 of approximately $1.578 billion, as based on the Management Projections, Evercore calculated a reference range of implied future equity values for the Company. Evercore then discounted the implied future equity values to back to January 1, 2023 using a discount rate of 12.2%, which was based on an estimate of the Company’s cost of equity, based on Evercore’s professional judgment and experience. This analysis indicated a range of implied equity values per Ordinary Share of $5.93 to $8.09, compared to the Merger Consideration of $8.40 per Ordinary Share.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the future, including strategies or plans as they relate to the proposed transaction. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, the Company. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: (i) uncertainties as to the timing of the proposed transaction; (ii) the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s ordinary shares; (iii) the possibility that competing offers or acquisition proposals for the Company will be made; (iv) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the Company’s shareholders and the receipt of certain regulatory approvals; (v) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in certain circumstances requiring the Company to pay a termination fee; (vi) the effect of the pendency of the proposed transaction on the Company’s stock price, business relationships, operating results and business generally; (vii) risks that the proposed transaction may disrupt the Company’s current business plans and operations; (viii) the Company’s ability to retain and hire key personnel in light of the proposed transaction; (ix) risks related to diverting management’s attention from the Company’s ongoing business operations; (x) unexpected costs, charges or expenses resulting from the proposed transaction; (xi) the ability of the buyer to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Merger; (xii) the Merger Litigation and Shareholder Letters and other potential litigation relating to the Merger that could be instituted against parties to the Merger Agreement or other transaction agreements or their respective directors, managers or officers, including the effects of any outcomes of such litigation; (xiii) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiv) uncertain global economic conditions which have had and could continue to have an adverse effect on our consolidated financial condition and results of operations; (xv) the continuation of the COVID-19 pandemic may cause disruptions to the Company’s operations, customer demand, and its suppliers’ ability to support the Company; (xvi) the risks associated with the global nature of the Company’s operations; (xvii) fluctuations between non-U.S. currencies and the U.S. dollar; (xviii) political and economic instability and risk of government actions affecting the Company’s business and its customers or suppliers; (xix) increases in the pricing of raw materials, availability and allocation by suppliers as well as increases in energy-related costs; (xx) the Company’s ability to develop new and innovative products and the acceptance of such products by the Company’s customers; (xxi) cyber risks and the failure to maintain the integrity of the Company’s operational or security systems or infrastructure; (xxii) the introduction of the Organization for Economic Cooperation and Development’s Base Erosion and Profit Shifting; (xxiii) the consolidation of the Company’s customers; (xxiv) competition in the markets for the Company’s products and services and in the geographic areas in which it operates; (xxv) instability and uncertainty in the credit and financial markets and the availability of credit that the Company and its customers need to operate the Company’s business; (xxvi) new and stricter regulations applicable to our business; (xxvii) continued availability of capital and financing and rating agency actions; and (xxviii) other risks described in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as may be updated or supplemented by any subsequent Quarterly Reports on Form 10-Q or other filings with the SEC. All such factors are difficult to predict and are beyond the Company’s control. While the list of risks and uncertainties presented here is, and the discussion of risks and uncertainties presented in the Definitive Proxy Statement is, considered representative, no such list or discussion should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, and legal liability to third parties and similar risks, any of which could have a material adverse effect on the completion of the Merger and/or the Company’s consolidated financial condition, results of operations, credit rating or liquidity. In light of the significant uncertainties in these forward-looking statements, the Company cannot assure you that the forward-looking statements in this Current Report on Form 8-K will prove to be accurate, and you should not regard these statements as a representation or warranty by the Company, its directors, officers or employees or any other person that the Company will achieve its objectives and plans in any specified time frame, or at all.

The forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company filed with the SEC the Definitive Proxy Statement on Schedule 14A, a copy of which has been mailed or otherwise provided to the Company’s shareholders. The Company, Parent and certain affiliates of Parent, Merger Sub, and certain affiliates of Bain Capital Private Equity, LP jointly filed an amended transaction statement on Schedule 13E-3 (the “Schedule 13E-3”) with the SEC. This Current Report on Form 8-K is not a substitute for the Definitive Proxy Statement or any other document that the Company may file with the SEC or send to its shareholders in connection with the proposed transaction. INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINTIVE PROXY STATEMENT, THE SCHEDULE 13E-3, AS AMENDED, AND OTHER RELEVANT MATERIALS BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS. The materials filed by the Company are available to the Company’s investors and shareholders at no expense to them and copies may be obtained free of charge on the Company’s website at www.diversey.com/. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov.

Participants in the Solicitation

The Company and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of the Company’s shareholders in connection with the proposed transaction under SEC rules. Investors and shareholders may obtain more detailed information regarding the names, affiliations and interests of the Company’s executive officers and directors in the solicitation by reading the Company’s Definitive Proxy Statement, Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on March 17, 2023, Annual Report on Form 10-K/A for the fiscal year ended December 31, 2022 filed with the SEC on April 27, 2023 and other relevant materials that are filed or will be filed with the SEC in connection with the proposed transaction. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s shareholders generally, is set forth in the Definitive Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVERSEY HOLDINGS, LTD. (Registrant)

Date: May 30, 2023

	By:	/s/ Philip Wieland
	Name:	Philip Wieland
	Title:	Chief Executive Officer